UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report: February 12, 2016

Willis Lease Finance Corporation

(Exact Name of Registrant as Specified in Charter)

Delaware	001-15369	68-0070656
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification Number)

773 San Marin Drive, Suite 2215
Novato, California 94998

(Address of Principal Executive Offices) (Zip Code)

Registrant’s telephone number, including area code: (415) 408-4700

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐            Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐            Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐            Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐            Pre-commencement communications pursuant Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01 Entry Into a Material Definitive Agreement.

The Registrant entered into an Employment Agreement with Brian R. Hole, its current Chief Investment Officer, providing for his employment as the Company’s President commencing on April 1, 2016.

The Registrant also entered into an Employment Agreement with Austin C. Willis, one of its Directors, providing for his employment as the Company’s Senior Vice President of Corporate Development commencing on March 1, 2016.

Unless terminated earlier pursuant to the terms therein, each of the foregoing Employment Agreements has a term of one year, renewing annually thereafter until either party gives written notice of non-renewal at least six months prior to the end of the last applicable employment year. The Employment Agreements are attached as Exhibits 10.1 and 10.2 to this Form 8-K.

Item 9.01 Financial Statements & Exhibits

Exhibit No.	Description

10.1	Employment Agreement between the Company and Brian R. Hole dated January 14, 2016.
10.2	Employment Agreement between the Company and Austin C. Willis dated February 9, 2016.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: February 12, 2016

WILLIS LEASE FINANCE CORPORATION

	By:	/s/ Dean M. Poulakidas
Dean M. Poulakidas
Senior Vice President
and General Counsel